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                                                                      EXHIBIT 99

[FORTUNE BRANDS, INC. LOGO]                                         NEWS RELEASE



CONTACT:
MEDIA RELATIONS:                    INVESTOR RELATIONS:
CLARKSON HINE                       TONY DIAZ
(847) 484-4415                      (847) 484-4410


               FORTUNE BRANDS REPORTS RECORD FIRST QUARTER RESULTS
                       SALES UP 10%; DILUTED EPS RISES 20%

Lincolnshire, IL, April 17, 2003 - Fortune Brands, Inc. (NYSE: FO), a leading consumer brands company, today reported record results for the first quarter of 2003. The company's performance benefited from the Omega Group cabinets acquisition, successful new products, expanded customer relationships, the continued profit turnaround in the office products unit and favorable foreign exchange.

     o Net income was $99.5 million, or $0.66 per diluted share, up 20% from $0.55 a year ago.
     o Reported results include restructuring-related charges of $4.2 million (after tax), or 3 cents per share, in the office products business.
     o Diluted earnings per share before charges/gains were $0.69, two cents above the consensus estimate of Wall Street securities analysts, and up 23% from $0.56 a year ago.
     o    Net sales of $1.39 billion were up 10%.
     o    Operating income was $172.6 million, up 16%.
     o    Return on equity increased to 23.5%.
     o    Year-to-date share repurchases total 2.0 million.

"Fortune Brands began 2003 with another quarter of strong results. Even in an uncertain economic environment that was a little softer than we'd anticipated, each of our businesses met or exceeded our expectations," said Fortune Brands Chairman & CEO Norm Wesley. "We believe our sustained success reflects our investments to grow our consumer brands and the impact of our share-gain and cost initiatives. As a result, we benefited from the launch of industry-leading new products, including the hottest innovations in golf, the addition and growth of the Omega Group cabinet brands, expanded customer relationships and the sustained profit turnaround in our office products unit."


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         DOUBLE-DIGIT EPS GROWTH OUTLOOK FOR SECOND QUARTER & FULL YEAR

"As we've previously indicated, we'll continue to face the industry-wide headwinds of higher costs for pension expense, employee health care plans and insurance, as well as an economic environment that remains uncertain," Wesley added. "Even so, we believe the fundamental strength of our brands, innovative new products and our effective strategy will continue to drive our success. For the second quarter, we're targeting double-digit growth in earnings per share. For the full year, we continue to feel well positioned to achieve our long-term goal of double-digit EPS growth and improved returns." The company's earnings goals exclude any special charges or gains.

                                      * * *

Fortune Brands, Inc. is a consumer products company with annual sales exceeding $5.6 billion. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock and Omega cabinets, Master Lock padlocks and Waterloo tool storage sold by units of MasterBrand Industries, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Canyon Road wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Office brands include Day-Timer, Swingline, Kensington and Wilson Jones sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index.

To receive company news releases by e-mail, please visit WWW.FORTUNEBRANDS.COM.

                                      * * *

This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations


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and sources, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                                      * * *

This press release presents measures not derived in accordance with generally accepted accounting principles, including earnings per share before net gains or charges and free cash flow. Such measures should not be considered substitutes for any measures derived in accordance with generally accepted accounting principles, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP measures to the most nearly comparable GAAP measures, if applicable, is presented in the attached pages.

                                      # # #



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                              FORTUNE BRANDS, INC.
                        CONSOLIDATED STATEMENT OF INCOME
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                       THREE MONTHS ENDED MARCH 31,
                                                            --------------------------------------------------
                                                                2003               2002             % CHANGE
                                                            --------------------------------------------------
NET SALES                                                      $ 1,392.1          $ 1,270.4               9.6
                                                            --------------------------------------------------

    Cost of goods sold                                             766.4              697.5               9.9

    Excise taxes on spirits and wine                                70.5               74.7              (5.6)

    Advertising, selling, general
         and administrative expenses                               371.3              342.7               8.3

    Amortization of intangibles                                      4.8                3.3              45.5

    Restructuring and restructuring-related expenses                 6.5                3.2             103.1
                                                            --------------------------------------------------
OPERATING INCOME                                                   172.6              149.0              15.8
                                                            --------------------------------------------------

    Interest expense                                                18.2               16.8               8.3

    Other (income) expense, net                                     (8.9)              (6.4)            (39.1)

    Income taxes                                                    59.5               50.7              17.4

    Minority interests                                               4.3                3.9              10.3

                                                            --------------------------------------------------
NET INCOME                                                          99.5               84.0              18.5
                                                            --------------------------------------------------


EARNINGS PER COMMON SHARE
     Basic                                                          0.68               0.57              19.3
     Diluted                                                        0.66               0.55              20.0
                                                            --------------------------------------------------


AVG. COMMON SHARES OUTSTANDING
     Basic                                                         146.2              148.8              (1.7)
     Diluted                                                       149.9              153.5              (2.3)
                                                            --------------------------------------------------

ACTUAL COMMON SHARES OUTSTANDING
     Basic                                                         145.2              149.7              (3.0)
     Diluted                                                       148.8              154.4              (3.6)
                                                            --------------------------------------------------

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                              FORTUNE BRANDS, INC.
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


NET SALES AND OPERATING INCOME

                                                                       THREE MONTHS ENDED MARCH 31,
                                                             -----------------------------------------------
                                                                  2003            2002            % CHANGE
                                                             -----------------------------------------------
NET SALES

        Home & Hardware                                         $  620.6        $  520.3             19.3
        Spirits and Wine                                           239.2           234.7              1.9
        Golf                                                       282.4           266.0              6.2
        Office                                                     249.9           249.4              0.2
                                                             -----------------------------------------------
TOTAL                                                           $1,392.1        $1,270.4              9.6
                                                             -----------------------------------------------

OPERATING INCOME BEFORE CHARGES (a)
        Home & Hardware                                         $   88.3        $   70.0             26.1
        Spirits and Wine                                            57.9            56.3              2.8
        Golf                                                        32.7            30.9              5.8
        Office                                                      14.5             7.1            104.2

Less:
        Corporate expenses                                          14.3            12.1             18.2
        Restructuring and restructuring-related expenses             6.5             3.2            103.1
                                                             -----------------------------------------------
OPERATING INCOME                                                $  172.6        $  149.0             15.8
                                                             -----------------------------------------------


(a) Operating Income Before Charges is Operating Income derived in accordance with generally accepted accounting principles, excluding restructuring and restructuring-related expenses. Operating Income Before Charges is not a measure under generally accepted accounting principles and should not be considered as a substitute for any measure derived in accordance with generally accepted accounting principles. Management believes that this measure is useful in analyzing the Company's performance from year to year. This measure may also be inconsistent with similar measures presented by other companies.

 FREE CASH FLOW

                                                             THREE MONTHS ENDED MARCH 31,
                                                  --------------------------------------------------
                                                      2003            2002             % CHANGE
                                                  --------------------------------------------------
 FREE CASH FLOW (b)                                  $ (19.3)         $ (5.4)          (257.4)
        Add :
        Capital Expenditures                            28.4            30.3             (6.3)
        Dividends Paid                                  39.7            37.4              6.1
                                                  --------------------------------------------------
 CASH FLOW FROM OPERATIONS                           $  48.8          $ 62.3            (21.7)
                                                  --------------------------------------------------


(b) The term "free cash flow" as used in this press release is cash flow from operations less net capital expenditures and dividends to stockholders. Free cash flow is not a measure under generally accepted accounting principles and should not be considered as a substitute for any measure derived in accordance with generally accepted accounting principles. Management believes that this measure is useful in analyzing the Company's performance from year to year. This measure may also be inconsistent with similar measures presented by other companies.

RETURN ON EQUITY

The term "ROE" (return on equity) is net income over the past 12 months divided by a four-quarter average of total stockholders' equity.


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INCOME BEFORE CHARGES/GAINS

The following sets forth net income before charges/gains, which in 2003 represents income before the $6.5 million ($4.2 million after tax) restructuring and restructuring-related items taken in the three-month period ended March 31, 2003.

The following sets forth net income before charges/gains, which in 2002 represents income before the $3.2 million ($2.2 million after tax) restructuring and restructuring-related items taken in the three-month period ended March 31, 2002.

                                                                        THREE MONTHS ENDED MARCH 31,
                                                              -------------------------------------------------
                                                                   2003              2002           % CHANGE
                                                              -------------------------------------------------

  Income Before Charges/Gains*                                   $ 103.7           $ 86.2              20.3
                                                              -------------------------------------------------

  Earnings Per Common Share - Basic

       Income before charges/gains                                  0.71             0.58              22.4
       Restructuring and restructuring-related items               (0.03)           (0.01)           (200.0)
                                                              -------------------------------------------------
          Net Income                                                0.68             0.57              19.3
                                                              -------------------------------------------------
  Earnings Per Common Share - Diluted

       Income before charges/gains                                  0.69             0.56              23.2
       Restructuring and restructuring-related items               (0.03)           (0.01)           (200.0)
                                                              -------------------------------------------------
          Net Income                                                0.66             0.55              20.0
                                                              -------------------------------------------------


*Income Before Charges/Gains indicates the underlying performance of our businesses prior to costs associated with our restructuring initiatives and one-time tax items. Management believes that this measure is useful in analyzing the Company's performance from year to year. It is not a measure under generally accepted accounting principles and should not be considered as a substitute for any measure derived in accordance with generally accepted accounting principles. This measure may also be inconsistent with similar measures presented by other companies. In assessing this measure, investors should note that restructuring and restructuring-related items that impact the Company's earnings have been excluded in order to provide an additional measure to investors seeking to evaluate the Company's underlying financial performance from year to year.

FULL YEAR 2003 DILUTED EPS TARGET

The Company's projection of full year diluted EPS does not reflect that (1) the Company is nearing completion of a routine tax audit for the years 1993-1996 that could result in a return of tax reserves in the range of $25-35 million in the second quarter and (2) the Company may incur additional restructuring charges in the range of $20-25 million after tax in 2003.



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RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS

       The Company recorded pre-tax restructuring and restructuring-related items of $6.5 million ($4.2 million after tax) in the three-month period ended March 31, 2003. The charges relate to rationalization of operations in the office segment.

                                                                      THREE MONTHS ENDED MARCH 31, 2003
                                                                   (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                    ------------------------------------------------------------------------------------------------
                                                                         RESTRUCTURING-RELATED ITEMS
                                                           --------------------------------------------------------
                                     RESTRUCTURING        COST OF SALES CHARGES            SG & A CHARGES              TOTAL
                                    ------------------------------------------------------------------------------------------------
 Office                              $      2.1             $          4.3                   $     0.1             $       6.5
                                    ------------------------------------------------------------------------------------------------
 TOTAL                               $      2.1             $          4.3                   $     0.1             $       6.5
                                    ------------------------------------------------------------------------------------------------
 Income Tax Benefit                                                                                                        2.3
                                                                                                                   -----------------
 Net Charge                                                                                                        $       4.2
                                                                                                                   -----------------
 Charge Per Common Share
    Basic                                                                                                          $      0.03
    Diluted                                                                                                        $      0.03
                                                                                                                   -----------------











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                              FORTUNE BRANDS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  (IN MILLIONS)

                                                             MARCH 31,         March 31,
                                                               2003              2002
                                                             --------          --------
                                                                     (UNAUDITED)
ASSETS
   Current assets
      Cash and cash equivalents                              $  103.7          $   91.8
      Accounts receivable, net                                  899.0             893.5
      Inventories                                               860.9             796.4
      Other current assets                                      228.9             194.2
                                                             --------          --------
         TOTAL CURRENT ASSETS                                 2,092.5           1,975.9

   Property, plant and equipment, net                         1,173.1           1,145.9
   Intangibles resulting from
     business acquisitions, net                               2,334.0           1,785.9
   Other assets                                                 393.9             373.2
                                                             --------          --------

         TOTAL ASSETS                                        $5,993.5          $5,280.9
                                                             --------          --------

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities
      Short-term debt                                        $  377.4          $   57.9
      Current portion of long-term debt                         132.6               1.2
      Other current liabilities                               1,176.1           1,119.4
                                                             --------          --------
         TOTAL CURRENT LIABILITIES                            1,686.1           1,178.5

   Long-term debt                                               841.7             950.0
   Other long-term liabilities                                  753.6             580.9
   Minority interests                                           398.9             398.4
                                                             --------          --------
         TOTAL LIABILITIES                                    3,680.3           3,107.8

   Stockholders' equity                                       2,313.2           2,173.1
                                                             --------          --------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $5,993.5          $5,280.9
                                                             --------          --------